GOODWILL	12 Months Ended
Dec. 31, 2017
Disclosure of goodwill [text block] [Abstract]
Disclosure of goodwill [text block]

NOTE 23: GOODWILL

	2017	2016
	£m	£m
At 1 January	2,016	2,016
Acquisition of businesses (note 22)	302	–
Impairment charged to the income statement (note 11)	(8)	–
At 31 December	2,310	2,016
Cost[1]	2,664	2,362
Accumulated impairment losses	(354)	(346)
At 31 December	2,310	2,016

1	For acquisitions made prior to 1 January 2004, the date of transition to IFRS, cost is included net of amounts amortised up to 31 December 2003.

The goodwill held in the Group’s balance sheet is tested at least annually for impairment. For the purposes of impairment testing the goodwill is allocated to the appropriate cash generating unit; of the total balance of £2,310 million (2016: £2,016 million), £1,836 million, or 79 per cent of the total (2016: £1,836 million, 91 per cent of the total) has been allocated to Scottish Widows in the Group’s Insurance and Wealth division; £302 million, or 13 per cent of the total (2016: £nil) relates to the acquisition of MBNA (note 22) and has been allocated to Cards in the Group’s Retail division; and £170 million, or 7 per cent of the total (2016: £170 million, 8 per cent of the total) to Motor Finance in the Group’s Retail division.

The recoverable amount of the goodwill relating to Scottish Widows has been based on a value-in-use calculation. The calculation uses pre-tax projections of future cash flows based upon budgets and plans approved by management covering a five-year period, the related run-off of existing business in force and a discount rate of 9 per cent. The budgets and plans are based upon past experience adjusted to take into account anticipated changes in sales volumes, product mix and margins having regard to expected market conditions and competitor activity. The discount rate is determined with reference to internal measures and available industry information. New business cash flows beyond the five-year period have been extrapolated using a steady 2 per cent growth rate which does not exceed the long-term average growth rate for the life assurance market. Management believes that any reasonably possible change in the key assumptions above would not cause the recoverable amount of Scottish Widows to fall below its balance sheet carrying value.

The recoverable amount of the goodwill relating to Motor Finance has also been based on a value-in-use calculation using pre-tax cash flow projections based on financial budgets and plans approved by management covering a five-year period and a discount rate of 14 per cent. The cash flows beyond the five-year period are extrapolated using a growth rate of 0.5 per cent which does not exceed the long-term average growth rates for the markets in which Motor Finance participates. Management believes that any reasonably possible change in the key assumptions above would not cause the recoverable amount of Motor Finance to fall below the balance sheet carrying value.

The goodwill relating to the acquisition of MBNA has been allocated to the Group’s Cards business as the Cards business is expected to benefit from the synergies of the acquisition. The recoverable amount of this goodwill has been based on a value-in-use calculation using pre-tax cash flow projections based on financial budgets and plans approved by management covering a five-year period and a discount rate of 14 per cent. The cash flows beyond the five year period are extrapolated using a growth rate of 0.5 per cent which does not exceed the long-term average growth rates for the markets in which Cards participates. Management believes that any reasonably possible change in the key assumptions above would not cause the recoverable amount of the Cards business to fall below the balance sheet carrying value.